UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 25, 2012
Date of Report (date of earliest event reported)
Copart, Inc.
(Exact name of Registrant as specified in its charter)
Delaware	0-23255	94-2867490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
14185 Dallas Parkway, Suite 300 Dallas, Texas 75254
(Address of principal executive offices)
(972) 391-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under Section Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION INCLUDED IN THIS REPORT

Section 2 — Financial Information

Item 2.02

Results of Operations and Financial Condition

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

On September 25, 2012, Copart, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended July 31, 2012. The full text of the press release is furnished herewith as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release, dated September 25, 2012 of Copart, Inc. announcing its financial results for the fourth quarter and fiscal year ended July 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 25, 2012

Copart, Inc.

By:  /s/ William E. Franklin

William E. Franklin

Senior Vice President of Finance and

Chief Financial Officer

INDEX TO EXHIBITS

Exhibit

Number

Description

99.1

Press release, dated September 25, 2012, of Copart, Inc. announcing its financial results for the fourth quarter and fiscal ended July 31, 2012.

Copart, Inc.

For Immediate Release

Copart Reports Fourth Quarter Financial Results

Dallas, TX (September 25, 2012) — Copart, Inc. (NASDAQ: CPRT) today reported the results for its fourth quarter and fiscal year ended July 31, 2012.

For the three months ended July 31, 2012, revenue, operating income and net income were $226.6 million, $69.5 million and $44.9 million, respectively. These represent increases in revenue of $11.1 million, or 5.2%; in operating income of $6.0 million, or 9.5%; and in net income of $4.4 million, or 10.8% from the same quarter last year. Fully diluted earnings per share for the three months were $0.35 compared to $0.29 last year, an increase of 20.7%.

For the twelve months ended July 31, 2012, revenue, operating income and net income were $924.2 million, $286.4 million and $182.1 million, respectively. These represent increases in revenue of $51.9 million, or 6.0%; in operating income of $21.1 million, or 7.9%; and in net income of $15.7 million, or 9.5% from the same period last year. Fully diluted earnings per share for the twelve months ended July 31, 2012 were $1.39 compared to $1.08 last year, an increase of 28.7%.

Included in the fourth quarter of the Company’s 2012 fiscal year is the repurchase of 2,800,000 shares of the Company’s common stock at a weighted average price of $23.22 per share under its share repurchase program. As of July 31, 2012, Copart had 48,213,218 shares available for repurchase under its share repurchase program.

On Wednesday, September 26, 2012, at 11 a.m. Eastern time, Copart will conduct a conference call to discuss the results for the quarter. The call will be webcast live at http://w.on24.com/r.htm?e=514931&s=1&k=02F16B705658A913E110EA819CE52F22. A replay of the call will be available through October 26, 2012 by calling (888) 203-1112. Use confirmation code #7921487.

About Copart

Copart, founded in 1982, provides vehicle sellers with a full range of remarketing services to process and sell salvage and clean title vehicles to dealers, dismantlers, rebuilders, exporters and, in some states, to end users. Copart remarkets the vehicles through Internet sales utilizing its patented VB2 technology.  Copart sells vehicles on behalf of insurance companies, banks, finance companies, fleet operators, dealers, car dealerships and others as well as cars sourced from the general public. The company currently operates 156 facilities in the United States, Canada, United Kingdom and the United Arab Emirates. Salvage vehicles are either damaged vehicles deemed a total loss for insurance or business purposes or are recovered stolen vehicles for which an insurance settlement with the vehicle owner has already been made. For more information, or to become a member, visit www.copart.com.

Copart, Inc. ~ 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254 ~ (972) 391-5000

Copart, Inc.

Cautionary Note About Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws, and these forward-looking statements are subject to substantial risks and uncertainties. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected or implied by our statements and comments. For a more complete discussion of the risks that could affect our business, please review the “Management's Discussion and Analysis” and the other risks identified in Copart’s latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as filed with the Securities and Exchange Commission. We encourage investors to review these disclosures carefully. We do not undertake to update any forward-looking statement that may be made from time to time on our behalf.

Contact:

Deana Lott, Assistant to the Chief Financial Officer
(972) 391-5094
deana.lott@copart.com

Copart, Inc. ~ 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254 ~ (972) 391-5000

Copart, Inc.

Consolidated Statements of Income

(in thousands, except per share data)

(Unaudited)

	Three months ended July 31,		Twelve months ended July 31,
	2012	2011	2012	2011
Service revenues and vehicle sales:
Service revenues	$187,464	$171,040	$757,272	$713,093
Vehicle sales	39,092	44,403	166,919	159,153
Total service revenues and vehicle sales	$226,556	$215,443	$924,191	$872,246
Operating costs and expenses:
Yard operations	85,907	81,822	344,566	337,188
Cost of vehicle sales	32,914	35,142	136,971	125,202
Yard depreciation and amortization	8,309	8,892	33,038	36,961
Gross margin	99,426	89,587	409,616	372,895
General and administrative	26,404	23,737	99,376	98,864
General and administrative depreciation and amortization	3,528	2,394	15,116	8,741
Impairment of long-lived assets	—	—	8,771	—
Total operating expenses	157,062	151,987	637,838	606,956
Operating income	69,494	63,456	286,353	265,290
Other (expense) income:
Interest (expense) income, net	(3,015)	(1,693)	(10,984)	(3,585)
Other income, net	999	882	2,687	2,172
Total other (expense)	(2,016)	(811)	(8,297)	(1,413)
Income before income taxes	67,478	62,645	278,056	263,877
Income taxes	22,582	22,124	95,937	97,502
Net income	$44,896	$40,521	$182,119	$166,375
Earnings per share-basic
Basic net income per share	$0.36	$0.30	$1.42	$1.10
Weighted average common shares outstanding	126,112	135,230	128,120	151,298
Earnings per share-diluted
Diluted net income per share	$0.35	$0.29	$1.39	$1.08
Diluted weighted average common shares outstanding	129,853	138,232	131,428	153,352

Copart, Inc. ~ 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254 ~ (972) 391-5000

Copart, Inc.

Consolidated Balance Sheets

(in thousands)

(Unaudited)

	July 31, 2012	July 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$140,112	$74,009
Accounts receivable, net	138,966	122,859
Inventories and vehicle pooling costs	24,222	25,042
Income taxes receivable	2,312	5,145
Deferred income taxes	3,600	—
Prepaid expenses and other assets	9,155	14,813
Assets held for sale	3,926	—
Total current assets	322,293	241,868
Property and equipment, net	587,163	600,388
Intangibles, net	7,985	12,748
Goodwill	196,438	198,620
Deferred income taxes	22,280	9,425
Other assets	18,907	21,387
Total assets	$1,155,066	$1,084,436

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$102,958	101,708
Deferred revenue	5,390	5,636
Income taxes payable	3,082	3,543
Deferred income taxes	—	440
Current portion of long-term debt and capital lease obligations	75,170	50,370
Other current liabilities	785	4,929
Total current liabilities	187,385	166,626
Deferred income taxes	7,186	10,057
Income taxes payable	22,531	24,773
Long-term debt and capital lease obligations	368,950	325,386
Other liabilities	7,897	2,422
Total liabilities	593,949	529,264
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value — 5,000,000 shares authorized; no shares issued and outstanding at July 31, 2012 and July 31, 2011 respectively	—	—
Common stock, $0.0001 par value — 180,000,000 shares authorized; 124,393,700 and 132,011,034 shares issued and outstanding at July 31, 2012 and July 31, 2011, respectively	12	13
Additional paid-in capital	326,187	313,927
Accumulated other comprehensive loss	(38,043)	(23,225)
Retained earnings	272,961	264,457
Total stockholders’ equity	561,117	555,172
Total liabilities and stockholders’ equity	$1,155,066	$1,084,436

Copart, Inc. ~ 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254 ~ (972) 391-5000

Copart, Inc.

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Twelve Months Ended July 31,
	2012	2011
Cash flows from operating activities:
Net income	$182,119	$166,375
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	48,167	45,694
Allowance for doubtful accounts	(192)	270
Impairment	8,771	—
Stock-based compensation	21,791	19,007
Excess tax benefits from stock-based compensation	(4,367)	(3,547)
(Gain)/loss on sale of property and equipment	(143)	1,882
Deferred income taxes	(17,579)	(2,099)
Changes in operating assets and liabilities, net of effects from acquisitions:
Accounts receivable	(16,202)	(12,865)
Vehicle pooling costs and inventories	924	10,535
Prepaid expenses and other current assets	6,026	4,785
Other assets	(1,951)	739
Accounts payable and accrued liabilities	(3,607)	5,614
Deferred revenue	(243)	(5,015)
Income taxes receivable	7,082	9,456
Income taxes payable	(2,545)	2,529
Other liabilities	1,622	(428)
Net cash provided by operating activities	229,673	242,932
Cash flows from investing activities:
Purchases of property and equipment, including acquisitions	(57,396)	(105,082)
Proceeds from sale of property and equipment	1,268	20,602
Proceeds from sale of assets held for sale	8,041	—
Net cash used in investing activities	(48,087)	(84,480)
Cash flows from financing activities:
Proceeds from the exercise of stock options	13,651	7,082
Proceeds from the issuance of Employee Stock Purchase Plan shares	1,957	1,957
Repurchases of common stock	(203,285)	(739,638)
Excess tax benefit from stock-based payment arrangements	4,367	3,547
Proceeds from the issuance of long-term debt	125,000	400,000
Principal payments on long-term debt	(56,250)	(25,000)
Debt offering costs	(313)	(2,023)
Net cash used in financing activities	(114,873)	(354,075)
Effect of foreign currency translation	(610)	1,444
Net increase (decrease) in cash and cash equivalents	66,103	(194,179)
Cash and cash equivalents at beginning of period	74,009	268,188
Cash and cash equivalents at end of period	$140,112	$74,009
Supplemental disclosure of cash flow information:
Interest paid	$11,333	$3,894
Income taxes paid	$106,581	$85,145

Copart, Inc. ~ 14185 Dallas Parkway, Suite 300, Dallas, Texas 75254 ~ (972) 391-5000